UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

BE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53811	42-1737182
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

107 Hackney Circle
Elephant Butte, New Mexico 87935
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (575) 744-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 16, 2010, BE Resources Inc. (the “Company”) entered into a consulting agreement (“Consulting Agreement”) with First Canadian Capital Corp. (“FCCC”) whereby FCCC agreed to act as a consultant to provide strategic marketing and investor relation services to the Company. A copy of the Consulting Agreement is attached to this report as Exhibit 10.1.

Pursuant to the Consulting Agreement, FCCC has agreed to introduce the Company to private investors, analysts, brokers, money managers, and other financial professionals in order to generate market awareness for the Company. In exchange for the consulting services, the Company will pay FCCC Cdn$5,000 per month for a twelve month initial term and grant FCCC options to purchase 300,000 shares of the Company’s common stock for US$0.31 per share for a period of two years. The options vest in installments, with the first 75,000 vesting on the effective date of the Consulting Agreement and the remainder vesting in equal quarterly installments beginning October 2, 2010 so long as FCCC continues to provide service under the Agreement. The Consulting Agreement may be terminated at any time after the first 6 months of the term.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Consulting Agreement with First Canadian Capital Corp.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements within the meaning of existing securities legislation and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such forward looking statements include, among others, the intended use of proceeds from the Offering. Such factors that may impact these forward-looking statements include, among others set forth in the Company's reports filed with the Securities and Exchange Commission (“SEC”), the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BE RESOURCES INC.

Date: July 19, 2010	By:	/s/ Carmelo Marrelli
Carmelo Marrelli,
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

10.1	Consulting Agreement with First Canadian Capital Corp.